UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2014

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CLARENDON HOUSE

2 CHURCH STREET

HAMILTON, BERMUDA

(Address of principal executive offices)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On February 7, 2014, Helen of Troy Limited, a Bermuda company (the “Company”), and Helen of Troy, L.P., a Texas limited partnership (the “Borrower”), entered into that certain Third Amendment to Credit Agreement (the “Amendment”) with Bank of America, N.A., and the other lenders party thereto.  The Amendment amends the Credit Agreement, dated December 30, 2010, by and among the Company, the Borrower and Bank of America, N.A., as amended by that certain First Amendment to Credit Agreement, by and among the Company, the Borrower, Bank of America, N.A., JPMorgan Chase Bank, N.A., and the other lenders party thereto and that certain Second Amendment to Credit Agreement, by and among the Company, the Borrower,  Bank of America, N.A., JPMorgan Chase Bank, N.A., and the other lenders party thereto (collectively, the “Credit Agreement”).

The Amendment increases the unsecured revolving commitment of the Credit Agreement from $250 million to $375 million, subject to the terms and limitations described in the Credit Agreement. The Amendment also eliminated the maintenance of a minimum consolidated net worth financial covenant.  Finally, the Amendment modified the limitation on the Company’s ability to declare or pay cash dividends to shareholders or make stock repurchases.  Specifically, the Company may declare or pay cash dividends to shareholders or make stock repurchases if, after giving effect to the dividends or share repurchases, the Leverage Ratio (as defined in the Credit Agreement) is not greater than (i) 2.75 to 1.00 prior to the date that the compliance certificate for the fiscal year ending February 28, 2015 is required to have been delivered under the Credit Agreement, and (ii) 2.50 to 1.00 thereafter.  The Amendment does not modify the terms of the Credit Agreement under which repayment may be accelerated or increased.

Amendment to Guaranty Agreement

On February 7, 2014, the Company and certain of the Company’s subsidiaries entered into that certain First Amendment to Guaranty Agreement (the “Amended Guaranty”) in favor of Bank of America, N.A.  The Amended Guaranty amends the Guaranty (the “Guaranty”), dated March 1, 2013, made by the Company and certain of the Company’s subsidiaries in favor of Bank of America, N.A. and other lenders.  The Company’s financial covenants under the Amended Guaranty are consistent with the covenants contained in the Amendment.

The Amended Guaranty eliminated the maintenance of a minimum consolidated net worth financial covenant.  The Amended Guaranty also modified the limitation on the Company’s ability to declare or pay cash dividends to shareholders or make stock repurchases.  Specifically, the Company may declare or pay cash dividends to shareholders or make stock repurchases if, after giving effect to the dividends or share repurchases, the Leverage Ratio (as defined in the Guaranty) is not greater than (i) 2.75 to 1.00 prior to the date that the compliance certificate for the fiscal year ending February 28, 2015 is required to have been delivered under the Guaranty, and (ii) 2.50 to 1.00 thereafter.

The foregoing description of the Amendment and the Amended Guaranty is not a complete description of all of the parties’ rights and obligations under such agreements and is qualified in its entirety by reference to the Amendment that is filed with this Current Report on Form 8-K as Exhibit 10.1, to the Amended Guaranty that is filed with this Current Report on Form 8-K as Exhibit 10.2, to the Credit Agreement that was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 6, 2011, to the First Amendment to the Credit Agreement that was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 18, 2011, to the Second Amendment to the Credit Agreement that was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2011, and to the Guaranty that was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 26, 2013, each of which is incorporated by reference herein.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K under the heading “Amendment to Credit Agreement” is incorporated by reference into this Item 2.03.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description
10.1

Third Amendment to Credit Agreement dated February 7, 2014, by and among Helen of Troy, L.P., a Texas limited partnership, Helen of Troy Limited, a Bermuda company, Bank of America, N.A., and the other lenders party thereto.

10.2

First Amendment to Guaranty Agreement, dated as of February 7, 2014, made by Helen of Troy, L.P., a Texas limited partnership, Helen of Troy Limited, a Bermuda company, Helen of Troy Limited, a Barbados company, Hot Nevada, Inc., a Nevada corporation, Helen of Troy Nevada Corporation, a Nevada corporation, Helen of Troy Texas Corporation, a Texas corporation, Idelle Labs Ltd., a Texas limited partnership, OXO International Ltd., a Texas limited partnership, Helen of Troy Macao Commercial Offshore Limited, a Macau corporation, Kaz, Inc., a New York corporation, Kaz USA, Inc., a Massachusetts corporation, Kaz Canada, Inc., a Massachusetts corporation and Pur Water Purification Products, Inc., a Nevada corporation in favor of Bank of America, N.A.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: February 10, 2014	/s/ Thomas J. Benson
Thomas J. Benson
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1

Third Amendment to Credit Agreement dated February 7, 2014, by and among Helen of Troy, L.P., a Texas limited partnership, Helen of Troy Limited, a Bermuda company, Bank of America, N.A., and the other lenders party thereto.

10.2

First Amendment to Guaranty Agreement, dated as of February 7, 2014, made by Helen of Troy, L.P., a Texas limited partnership, Helen of Troy Limited, a Bermuda company, Helen of Troy Limited, a Barbados company, Hot Nevada, Inc., a Nevada corporation, Helen of Troy Nevada Corporation, a Nevada corporation, Helen of Troy Texas Corporation, a Texas corporation, Idelle Labs Ltd., a Texas limited partnership, OXO International Ltd., a Texas limited partnership, Helen of Troy Macao Commercial Offshore Limited, a Macau corporation, Kaz, Inc., a New York corporation, Kaz USA, Inc., a Massachusetts corporation, Kaz Canada, Inc., a Massachusetts corporation and Pur Water Purification Products, Inc., a Nevada corporation in favor of Bank of America, N.A.